Exhibit 99.2
Robin Hood Holdings Limited
Condensed Consolidated Interim
Financial Statements
June 30, 2009 and 2008
Company Registration Number: C 31123

ROBIN HOOD HOLDINGS LIMITED
CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2009 AND JUNE 30, 2008
Contents

Page(s)
Condensed Consolidated Interim Financial Statements:

Balance Sheet	1

Statement of Comprehensive Income	2

Statement of Changes in Equity	3 — 4

Cash Flow Statement	5

Notes to the Condensed Consolidated Interim Financial Statements	6 — 10

ROBIN HOOD HOLDINGS LIMITED
CONDENSED CONSOLIDATED BALANCE SHEET
AS AT JUNE 30, 2009 AND DECEMBER 31, 2008

		2009	2008
	Note	USD ’000	USD ‘000
Assets
Goodwill and other intangible assets	4	155,178	154,379
Property, plant and equipment	5	72,631	67,396
Investments in associates		2,674	1,603
Other equity investments		6,069	6,069
Deferred tax assets		11,466	11,615

Total non-current assets		248,018	241,062

Inventories		170,146	145,200
Trade and other receivables		175,877	166,680
Marketable securities		16,099	7,064
Cash and cash equivalents		74,925	107,273

Total current assets		437,047	426,217

Total assets		685,065	667,279

Equity

Issued capital		32,685	32,685
Share premium		26,932	26,932
Shareholders’ loan notes		132,742	131,565
Other reserves		22,681	3,563
Retained earnings		294,079	291,498

Total equity attributable to equity holders of the Company		509,119	486,243

Non-controlling interest		4,191	1,933

Total equity		513,310	488,176

Liabilities

Bank borrowings		2,097	2,047
Other loans payable		1,733	1,718
Deferred tax liabilities		10,438	5,537
Other payables		406	300

Total non-current liabilities		14,674	9,602

Bank borrowings		887	873
Other loans payable		701	1,731
Trade and other payables		105,622	120,195
Current taxation		49,871	46,702

Total current liabilities		157,081	169,501

Total liabilities		171,755	179,103

Total equity and liabilities		685,065	667,279

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

ROBIN HOOD HOLDINGS LIMITED
CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2009 AND JUNE 30, 2008

		2009	2008
	Note	USD ’000	USD ‘000
Continuing operations

Revenue	6	247,633	402,066

Cost of sales		(127,077)	(136,099)

Gross profit		120,556	265,967

Selling, general and administration costs		(65,324)	(73,260)

Development costs		(31,776)	(38,792)

Result from operations		23,456	153,915

Net financing income		3,087	2,846

Share of results of associates		1,037	(364)

Impairment loss	7	(2,059)	(1,562)

Profit before tax		25,521	154,835

Income tax expense	8	(8,702)	(15,754)

Profit for the period from continuing operations		16,819	139,081

Discontinued operations

(Loss)/gain for the period from discontinued operations	9	(454)	22,324

Profit for the period		16,365	161,405

Other comprehensive income
Foreign exchange translation differences		8,466	8,119

Total comprehensive income		24,831	169,524

Profit attributable to
Owners of the Company		13,497	160,756
Non-controlling interest		2,868	649

Profit for the period		16,365	161,405

Total Comprehensive Income attributable to
Owners of the Company		22,464	168,900
Non-controlling interest		2,367	624

		24,831	169,524

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

ROBIN HOOD HOLDINGS LIMITED
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2009 AND JUNE 30, 2008

	Attributable to owners of the Company						Non-
	Share	Share	Shareholders’	Other	Retained		controlling	Total
	capital	premium	loan notes	reserves	earnings	Total	Interest	equity
Comparative period	USD’000	USD’000	USD’000	USD’000	USD’000	USD’000	USD’000	USD’000
Balance at January 1, 2008	32,685	26,932	261,531	26,059	142,618	489,825	3,262	493,087

Total comprehensive income for the period

Profit for the period	—	—			160,756	160,756	649	161,405

Other comprehensive income

Foreign exchange translation differences					8,144	8,144	(25)	8,119

Total comprehensive income	—	—	—	8,144	160,756	168,900	624	169,524

Transaction with owners, recorded directly to equity

Own shares acquired				(8,477)		(8,477)		(8,477)

Shareholders’ loan notes:
Interest, net of current taxation					(1,192)	(1,192)		(1,192)
Accrued interest payable			1,192			1,192		1,192

Repayment of shareholders’ loan notes			(132,803)			(132,803)		(132,803)

Net transfers to other reserves				(5,134)	5,134	—		—

Total transaction with owners	—	—	(131,611)	(13,611)	3,942	(141,280)	—	(141,280)

Balance at June 30, 2008	32,685	26,932	129,920	20,592	307,316	517,445	3,886	521,331

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

ROBIN HOOD HOLDINGS LIMITED
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2009 AND JUNE 30, 2008

	Attributable to owners of the Company						Non-
	Share	Share	Shareholders’	Other	Retained		controlling	Total
	capital	premium	loan notes	reserves	earnings	Total	Interest	equity
Current period	USD’000	USD’000	USD’000	USD’000	USD’000	USD’000	USD’000	USD’000
Balance at January 1, 2009	32,685	26,932	131,565	3,563	291,498	486,243	1,933	488,176

Total comprehensive income for the period

Profit for the period	—	—	—	—	13,497	13,497	2,868	16,365

Other comprehensive income

Foreign exchange translation differences				8,967		8,967	(501)	8,466

Total comprehensive income	—	—	—	8,967	13,497	22,464	2,367	24,831

Transaction with owners, recorded directly to equity

Shares acquired from minority							(2)	(2)

Shareholders’ loan notes:
Interest, net of current taxation					(765)	(765)		(765)
Accrued interest payable			1,177			1,177		1,177

Net transfers to other reserves				10,151	(10,151)	—		—

Dividend paid by subsidiaries to minority shareholders							(107)	(107)

Total transaction with owners	—	—	1,177	10,151	(10,916)	412	(109)	303

Balance at June 30, 2009	32,685	26,932	132,742	22,681	294,079	509,119	4,191	513,310

The accompanying notes are an integral part of these condensed consolidated interim financial statements

ROBIN HOOD HOLDINGS LIMITED
CONDENSED CONSOLIDATED CASH FLOW STATEMENT
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2009 AND JUNE 30, 2008

	2009	2008
	USD ’000	USD ‘000
Cash flows used in operating activities
Profit for the period	16,365	161,405
Adjustments for:
Stock provisions and write-offs	282	4
Provision for doubtful debts	125	(717)
Depreciation	3,832	4,613
Amortisation	2,206	2,415
Profit on disposal of property, plant and equipment	(11)	(18)
Gain on disposal of subsidiary	—	(25,924)
Impairment loss	2,059	1,562
Interest receivable	(436)	(1,588)
Interest expense	123	326
Unrealised foreign exchange gains	(266)	(451)
Share of results of associate	(1,037)	364
Income tax expense	8,730	15,754

	31,972	157,745
Working capital changes:
Inventories	(25,228)	(19,122)
Receivables	844	(51,018)
Payables	(23,376)	44,503

Cash absorbed by operations	(15,788)	132,108
Taxation paid	(5,458)	(15,753)
Taxation refunded	503	—

Net cash used in operating activities	(20,743)	116,355

Cash flows used in investing activities
Payments for marketable securities	(9,035)	—
Proceeds from disposal of subsidiary	—	24,161
Acquisition of non-controlling interest	(877)	(2,179)
Repayment for acquisition of shares in minority	(2)	—
Acquisition of other intangible assets	(2,427)	(2,253)
Acquisition of property, plant and equipment	(5,327)	(5,398)
Proceeds from sale of property, plant and equipment	34	49
Funds advanced to related parties	(3,096)	(1,570)
Repayment of funds advanced to related parties	9	852
Interest received	476	1,595

Net cash used in investing activities	(20,245)	15,257

Cash flows used in financing activities
Payment for acquisition of own shares	—	(8,477)
Repayment of shareholders’ loan notes	—	(132,803)
Bank finance	63	109
Funds advanced by other related parties	1,076	92
Repayment of funds advanced by other related parties	(971)	(8,810)
Funds from other borrowings	—	1,111
Repayment of funds advanced from borrowings	(319)	(75)
Dividends paid by subsidiaries to minority shareholders	(107)	—
Interest paid	(165)	(355)

Net cash used in financing activities	(423)	(149,208)

Net decrease in cash and cash equivalents before foreign exchange	(41,411)	(17,596)

Effect of exchange rate fluctuations on the translation of cash flows of foreign operations	9,063	13,124

Net decrease in cash and cash equivalents	(32,348)	(4,472)

Cash and cash equivalents (net of bank overdraft) at January 1	107,273	134,827

Cash and cash equivalents (net of bank overdraft) at June 30	74,925	130,355

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

ROBIN HOOD HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS
1	Reporting entity

The condensed consolidated interim financial statements comprise those of Robin Hood Holdings Limited (the “Company”) and its subsidiaries (together referred to as the “Group”) and the Group’s interest in associates and joint ventures. The Company is, in turn, a subsidiary company of Quiver Inc. (referred to as the “Parent Company”). The registered office of the Company is at 57 St. Christopher Street, Valletta, Malta.

2	Basis of preparation

2.1	Statement of compliance

The condensed consolidated interim financial statements for the six months ended June 30, 2009 have been prepared in accordance with IAS 34 Interim Financial Reporting. They do not include all of the information required for full annual financial statements, and should be read in conjunction with the annual financial statements for the year ended December 31, 2008, which have been prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB).

These condensed consolidated interim financial statements have been prepared in connection with Watson Pharmaceuticals Inc’s acquisition of the ordinary shares of Robin Hood Holdings Limited as described in Note 12.

The following new standards, amendments to standards and interpretations have been issued, but are not effective for the financial year beginning January 1, 2009 and have not been early adopted:

— IFRS 3 (revised), ‘Business combinations’ and consequential amendments to IAS27, ‘Consolidated and separate financial statements’, ISD28, ‘Investments in associates’ and ISD31, ‘Interests in joint ventures’, effective prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after July 1, 2009.

2.2	Functional and presentation summary

These consolidated financial statements are presented in US Dollar (USD), which is the Company’s functional currency. All financial information presented in USD has been rounded to the nearest thousand.

3	Significant accounting policies

Except for the changes described below, the accounting policies used in the preparation of the condensed consolidated interim financial statements are consistent with those used in the consolidated financial statements for the year ended December 31, 2008. Management is in the process of evaluating the new standards that have been released since the issue of the previous financial statements, however they do not anticipate that these new standards will have any impact on the Group’s current reporting.

3.1	Presentation of financial statements

The Group applies revised IAS 1 Presentation of Financial Statements (2007), which became effective as of January 1, 2009. As a result, the Group presents in the consolidated statement of changes in equity all owner changes in equity, whereas all non-owner changes in equity are presented in the consolidated statement of comprehensive income. This presentation has been applied in these condensed interim financial statements as of and for the six month periods ended on June 30, 2009 and June 30, 2008.

ROBIN HOOD HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS
4	Intangible assets

			Intellectual		Computer
	Goodwill		Property		Software		Total
	2009	2008	2009	2008	2009	2008	2009	2008
	USD ‘000	USD ‘000	USD ‘000	USD ‘000	USD ‘000	USD ‘000	USD ‘000	USD ‘000
Opening net book amount at January 1	147,523	148,223	5,810	6,169	1,046	1,499	154,379	155,891

Effects of movements in foreign exchange rates	—	—	46	372	(8)	117	38	489
Acquisition of non-controlling interest	877	2,179	—	—	—	—	877	2,179
Other additions	—	—	1,783	2,674	307	98	2,090	2,772
Disposals	—	(3,136)	—	(604)	—	—	—	(3,740)
Amortisation	—	—	(1,802)	(1,959)	(404)	(456)	(2,206)	(2,415)

Closing net book amount at June 30	148,400	147,266	5,837	6,652	941	1,258	155,178	155,176

4.1	Goodwill
For the purpose of impairment testing of goodwill the Group is regarded as a single group of cash generating unit. The grouping is based on various factors including: (i) the level at which information about goodwill is available, (ii) the level at which management monitors goodwill, and (iii) the fact that the Group operates as a single segment under IAS 14 Segment Reporting. The cash generating unit’s recoverable amount is based on value in use using projections of the Group’s post tax cash flows plus a terminal value. The projections include key assumptions about internal future products, and expected prices. These calculations are based on actual operating results and four-year budgets/forecasts approved by the Board of Directors. Value in use is calculated using a discounted cash flow approach. A pre-tax risk-adjusted discount rate of 12.5% and an average growth rate of 1% has been applied to the projections for the years ended December 31, 2007 and 2008 respectively. The valuation indicates sufficient headroom such that changes to key assumptions discussed above are unlikely to result in any impairment of goodwill.

An impairment test of goodwill is performed at the end of the year. There have been no changes in the business since the tests carried out in December 2008 and December 2007 that would trigger an impairment of goodwill in the period to June 30, 2009 and June 30, 2008 respectively.

ROBIN HOOD HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS
5	Property, plant and equipment

	2009	2008
	USD ’000	USD ‘000
Opening net book amount at January 1	67,396	76,626
Effects of movement in foreign exchange rates	3,810	2,808
Additions	5,280	5,066
Disposals	(23)	(70)
Depreciation	(3,832)	(4,613)

Closing net book amount at June 30	72,631	79,817

6	Revenue
6.1	Category of activity

	2009	2008
	USD ’000	USD ‘000
Sales	235,298	390,851
Licence fees and royalties	9,025	8,268
Other	3,310	2,947

	247,633	402,066

During 2009 there were no first-to-file products in the US market and this contributed to the declining revenue compared with 2008.
6.2	Geographical markets

	2009	2008
	USD ’000	USD ‘000
Europe	138,277	147,148
US	43,548	194,116
Canada	36,801	32,737
Australia and New Zealand	23,789	21,077
Brazil	2,682	3,183
South Africa	130	1,424
Rest of the world	2,406	2,381

	247,633	402,066

7	Impairment loss
The impairment loss relates to loans originated from financing transactions between the Group and an investee, which have been assessed as non-recoverable.

ROBIN HOOD HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS
8	Income tax expense

	2009	2008
	USD ’000	USD ‘000
Income tax on taxable income for the period	(9,703)	(15,786)
Withholding taxes on interest	(11)	(35)
Tax refund	943	—
Tax effect of interest on loan notes charged to equity	(412)	—
Tax over provided in prior years	481	67

Tax expense for the period	(8,702)	(15,754)

The effective tax rate as of June 30, 2008 (10.17%) was significantly lower than the effective rate for the six months ended June 30, 2009 (34.10%). This is primarily the result of change in the jurisdictions where the majority of the companies’ taxable profits are recognised.
9	Discontinued operations
During the first half of 2008 the Group sold one of its subsidiaries, Oryx Pharmaceuticals Inc and later in the year discontinued the distribution operation in Portugal.
10	Financial risk management
Risk mitigation is a key part of the management of the group and the Group has a well developed process to identify, manage and limit exposure to areas which may have a negative impact on the business.
There have been no major changes to the principal risks and uncertainties identified and disclosed in the notes to the financial statements for the year ended December 31, 2008. These are summarised as:
-	Credit risk

-	Market risk

-	Interest rate risk

-	Foreign Currency risk

-	Price risk

-	Liquidity risk
11	Related parties
11.1	Identity of related parties
The Group has a related party relationship with its Parent Company, other shareholders, associates, its directors and other related parties.
In addition to disclosures contained elsewhere in these financial statements, further related party disclosures are set out below.

ROBIN HOOD HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS
11	Related parties (continued)
11.2	Transactions with related parties

The following transactions were carried out with related parties:

	2009	2008
	USD ’000	USD ‘000
Sale of goods to Associate	53	—

Purchases of goods from related party	380	—

Services provided by related party	11	11

Interest receivable from related company	116	49

Interest on loan notes charged to equity:
Parent company	779	792
Other shareholders	398	400

	1,177	1,192

Goods are sold on the same terms and at the same selling price that are available to Group companies.
11.3	Transactions with key management personnel

The Company’s directors are considered as the Group’s key management personnel. Total directors’ remuneration paid during the year and included within salaries cost was USD657 thousand (2008: USD2,488 thousand).
12	Events occurring after the Balance Sheet date
The following material events took place subsequent to the period end:
•	On October 1, 2009, the Group exercised an option to receive upfront payments totalling USD 61.4million in consideration for the grant of certain rights and licenses under the terms of an agreement with a third party.

•	On December 2, 2009, Watson Pharmaceuticals Inc acquired all of the ordinary shares of Robin Hood Holdings Limited for a total consideration of USD1.75 billion (the Watson transaction).

•	In conjunction with the Watson transaction, on November 30, 2009, the outstanding balance on the convertible shareholders’ loan notes together with accrued interest to date, were fully repaid. The repayment was in part financed through a fresh bank loan amounting to USD90 million and the cash received from the early termination of a license agreement as discussed above.

•	On January 28, 2010, the Group acquired the remaining outstanding shares of Eden BioPharma Inc. for USD15.0 million. Disclosures under IFRS 3 are not presented as the effect of the acquisition was not material to the Group.